UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 16, 2005



                            Darden Restaurants, Inc.
               (Exact Name of Registrant as Specified in Charter)


       Florida                        1-13666                   59-3305930
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
   of Incorporation)                                      Identification Number)

        5900 Lake Ellenor Drive, Orlando, Florida              32809

       (Address of Principal Executive Offices)              (Zip Code)

 (Registrant's telephone number, including area code):    (407) 245-4000



                                 Not Applicable
                        ---------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

     On June 16, 2005, the Compensation Committee of the Board of Directors of Darden Restaurants, Inc. (the "Company") approved amendments to the forms of Non-Qualified Stock Option Agreement, Restricted Stock Award Agreement, Restricted Stock Units Award Agreement (United States), Restricted Stock Units Award Agreement (Canada), Darden Stock Units Award Agreement (United States) and Darden Stock Units Award Agreement (Canada) under the Company's 2002 Stock Incentive Plan. Each of the forms of award agreements was amended to reflect updated change of control provisions, and the form of Restricted Stock Award Agreement was amended to add a share deposit feature. Copies of the amended forms of award agreements are filed as Exhibits 10.1(a) - (f) to this Current Report on Form 8-K.


Item 2.02         Results of Operations and Financial Condition.

     The Company issued a news release dated June 20, 2005, entitled "Darden Restaurants Reports Annual and Fourth Quarter Diluted Net Earnings Per Share," a copy of which is furnished herewith as Exhibit 99 to this Current Report on Form 8-K.

     The information under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this
Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.





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




Item 9.01   Financial Statements and Exhibits.

(C) Exhibits.

The following exhibits are being furnished with this Current Report:

         Exhibit Number
         (by reference to
         Item 601 of
         Regulation S-K)   Description of Exhibit

          10(a) Form of Non-Qualified Stock Option Award Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(b) Form of Restricted Stock Award Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(c) Form of Restricted Stock Units Award Agreement (US) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(d) Form of Restricted Stock Units Award Agreement (Canada) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(e) Form of Darden Stock Units Award Agreement (US) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          10(f) Form of Darden Stock Units Award Agreement (Canada) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

          99 Press Release dated June 20, 2005, entitled "Darden Restaurants Reports Annual and Fourth Quarter Diluted Net Earnings Per Share."


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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 20, 2005

                                   DARDEN RESTAURANTS, INC.

                                   By: /s/ Paula J. Shives
                                      --------------------------------------
                                      Name: Paula J. Shives
                                      Title:  Senior Vice President, General
                                              Counsel and Secretary




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



                                  EXHIBIT INDEX

Exhibit
Number                         Description of Exhibit

10(a) Form of Non-Qualified Stock Option Award Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

10(b) Form of Restricted Stock Award Agreement under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

10(c) Form of Restricted Stock Units Award Agreement (US) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

10(d) Form of Restricted Stock Units Award Agreement (Canada) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

10(e) Form of Darden Stock Units Award Agreement (US) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

10(f) Form of Darden Stock Units Award Agreement (Canada) under the Darden Restaurants, Inc. 2002 Stock Incentive Plan.

99 Press Release dated June 20, 2005, entitled "Darden Restaurants Reports Annual and Fourth Quarter Diluted Net Earnings Per Share."




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